UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                December 22, 2003



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        1-31299                06-0865171
 ----------------------------     ------------------------   -------------------
 (State or other jurisdiction     (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)




                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

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Item 7.   Financial Statements and Exhibits

    (a)   Not Applicable.

    (b)   Not Applicable.

    (c)   Exhibits:

          99.1     Press Release dated December 22, 2003.


Item 9.   Regulation FD Disclosure

     On December 22, 2003, Medical Staffing Network Holdings, Inc. announced that it entered into a new credit financing agreement. The announcement is set forth in the press release attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 22, 2003                 MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                         By:  /s/ Kevin S. Little
                                              -------------------------------
                                              Kevin S. Little
                                              Chief Financial Officer


                                       3
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                                  EXHIBIT INDEX

Exhibit No.         Description

  99.1              Press Release dated December 22, 2003